Exhibit 99.2

Acquisition of Columbia Midstream Group, LLC July 3, 2019

About This Presentation All statements in this presentation (and oral statements made regarding the subjects of this communication) other than historical facts are forward-looking statements. The safe harbor provisions under Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 do not apply to forward-looking statements made or referred to in this presentation. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside the control of UGI and AmeriGas, which could cause actual results to differ materially from such statements. Forward-looking information includes, but is not limited to: statements regarding the expected benefits of the proposed transaction to UGI and its shareholders and to AmeriGas and its unitholders; the anticipated completion of the proposed transaction and the timing thereof; the expected future growth, dividends and distributions of the combined company; and plans and objectives of management for future operations. While UGI believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business. Among the factors that could cause results to differ materially from those indicated by such forward-looking statements are: the failure to realize the anticipated costs savings, synergies and other benefits of the transaction; the possible diversion of management time on transaction-related issues; the risk that the requisite approvals to complete the transaction are not obtained; local, regional and national economic conditions and the impact they may have on UGI, AmeriGas and their customers; changes in tax laws that impact MLPs and the continued analysis of recent tax legislation; conditions in the energy industry, including cost volatility and availability of all energy products, including propane, natural gas, electricity and fuel oil as well as increased customer conservation measures; adverse weather conditions; the financial condition of UGI’s and AmeriGas’ customers; any non-performance by customers of their contractual obligations; changes in customer, employee or supplier relationships; changes in safety, health, environmental and other regulations; liability for uninsured claims and for claims in excess of insurance coverage; domestic and international political, regulatory and economic conditions in the U.S. and in foreign countries, including the current conflicts in the Middle East; foreign currency exchange rate fluctuations (particularly the euro); the timing of development of Marcellus Shale gas production; the results of any reviews, investigations or other proceedings by government authorities; addressing any reviews, investigations or other proceedings by government authorities or shareholder actions; the performance of AmeriGas; and the interruption, disruption, failure, malfunction or breach of UGI’s or AmeriGas’ information technology systems, including due to cyber-attack. These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in each of UGI’s and AmeriGas’ Annual Reports on Form 10-K for the fiscal year ended September 30, 2018, and those set forth from time to time in each entity’s filings with the SEC, which are available at www.ugicorp.com and www.amerigas.com, respectively. Except as required by law, UGI and AmeriGas expressly disclaim any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events or otherwise. UGI CORPORATION 2

Transaction Summary Transaction Structure UGI Energy Services, LLC (“UGIES”), a wholly-owned subsidiary of UGI Corporation (NYSE: UGI), will acquire Columbia Midstream Group (“CMG”), a wholly-owned subsidiary of TC Energy, for $1.275 billion in cash, subject to customary adjustments at closing UGIES and TC Energy have agreed to treat the transaction as an asset purchase for tax purposes CMG Assets A network consisting of five newly built natural gas gathering systems and one processing plant in southwestern PA, eastern OH, and the panhandle of WV One of the systems, Pennant, is co-owned (47%) with Hilcorp and Williams Corp. Underpinned by long-term take-or-pay contracts with high quality producers Enhances, and builds upon, our existing business and establishes a full scale midstream platform Accretive Transaction Neutral to EPS in fiscal year 2020, accretive beginning in 2021, excluding transaction-related and integration expenses Significant, identified projects to grow EBITDA over the next 5 years Financing Transaction will be funded by a combination of new debt issued at UGIES, UGI Corporation, and available liquidity at UGI Corporation In connection with this transaction, UGIES has obtained a commitment with Credit Suisse to provide a $700 million bridge facility Consolidated UGI pro forma leverage expected to be between 4.3x and 4.4x at closing and approximately 3.5x by end of 2021 Closing Expected to close in UGI’s 2019 fiscal fourth quarter, subject to regulatory approvals and customary closing conditions UGI CORPORATION 3

UGI Corporation’s Strategy This transaction is in-line with our overall strategy ✓ Build businesses of scale Be the preferred provider in all markets ✓ Leverage our position as the last link in energy distribution ✓ Protect and enhance our brands ✓ Leverage successful programs and services across the corporation Capitalize on synergies and leverage ✓ Gain efficiencies strengths ✓ Expand further into midstream Seek new international markets ✓ Organic growth sets the foundation Grow earnings through acquisitions, capital ✓ Invest in adjacent geographies, leveraging our experience projects, and organic growth and products ✓ Manage risk when investing in new areas or products ✓ Focus on cash flow, limit commodity exposure, and execute UGI CORPORATION Grow and Deliver Value ✓ Aspects of the strategy directly impacted by this 4

Grow and Deliver Value Establishes scaled Adds significant scale and scope of operations to UGI’s existing natural gas midstream platform for midstream business in the Appalachian Basin growth Expands base of quality business partners and customers Provides UGI with a full suite of midstream services, including in-basin transportation, dry and wet gas gathering, and natural gas processing Cash flows supported Weighted average contract life of ~9 years; ~65% take-or-pay by take-or-pay Existing contracts with 10 producers backed by strong credit ratings and high quality acreage contracts and acreage Situated in one of the most prolific natural gas basins with attractive well economics dedication Additional growth Opportunity to invest an additional $300—$500 million (to be funded from cash from opportunities operations) over the next 5 years at attractive returns in low-risk, organic projects including: Pipeline extensions to interstate pipelines Pipeline extensions upstream to the wellhead (in-field gathering) Compression expansion Synergies with UGI’s Supply and Logistics: Creates wholesale opportunities to assist producers in optimizing their downstream business access to the highest value market Retail Gas Marketing: Facilitates access to local supply sourced from producers shipping on the CMG gathering assets UGI CORPORATION 5

Rich History of Successful Acquisitions and Integrations 3450 Total Shareholder Return CAGR (as of 3/31/19) 2950 1 Year 5 Year 10 Year 20 Year Finagaz acquisition nearly doubles UGI Corp 26.8% 17.7% 16.5% 18.5% volume in France 2450 S&P 500 8.8% 10.8% 15.9% 6.0% S&P 500 Utilities 17.7% 10.5% 12.7% 7.5% % 1950 eturn S&P 400 Midcap 4.3% 8.7% 16.5% 10.2% R Total Heritage acquisition 1450 Acquired gas utility Acquired TXU operations of PPL Corp’s NE gas Acquired utility 950 marketing operations of PG operation Energy Antargaz acquisition Columbia Propane 450 Acquisition Flaga acquisition -50 UGI S&P 500 UGI CORPORATION 6

CMG Assets Initial Length Diameter Capacity System Asset Type In-service (miles) (in) (‘000 MMBtu/d) Big Pine Dry gas gathering 2013 67 20, 24 ~425 East Washington Infield gathering 2015 21 8, 12, 16 ~300 Gibraltar Dry gas gathering 2017 25 36 ~1,000 Majorsville Wet gas gathering 2010 46 16, 20 ~350 Gas gathering and ~600 (gathering)2 Pennant1 2014 82 16, 20, 24 processing ~240 (processing) 2 ~2,675 (gathering) Total ~240 (processing) Opportunity to invest an additional $300—$500 million over the next 5 years at attractive returns Identified growth projects expected to increase CMG EBITDA over the next 5 years Several projects are already in commercial discussions Identified growth projects have a weighted CapEx multiple of 5-7x 1 CMG has a 47% interest in the Pennant system. 2 Reflects 100% of the capacity on the system. UGI CORPORATION 7

Significant footprint in the Appalachian Basin TL-94&96 Auburn Marshlands TGP Union Dale Texas Creek Transco (Leidy) Ponderosa Pennant Sunbury Big Pine Mt. Bethel TGP TETCO Penn East (Under Development) Majorsville E. Washington Storage TETCO Gas Processing Power Plant Gibraltar LNG Peaking Facility TETCO Equitrans Existing UGIES assets CMG assets Complementary assets from both a geographic and product perspective, creating new opportunities to leverage UGI’s existing network Multiple downstream interconnections to interstate pipelines Note: Orange color denotes UGIES owned assets, green denotes CMG assets, and black denotes 3rd party assets UGI CORPORATION 8

Strategic Platform Underpinned by Long-Term Contracts

UGI CORPORATION

High quality assets with long-term fee-based contracts in one of North America's most prolific regions

- Five recently constructed assets enhance our existing gathering business and bring UGI into processing, treating, and liquids handling services
- ~95% of CMG's 2019E revenue is from take-or-pay contracts and acreage dedication with active operators in the Appalachian Basin
- Diversified customer base; 90% of current contracts have tenor greater than 5 years
- Connectivity to key market hubs creates optimization opportunities
  - Each system provides multiple interconnection or processing hubs enhancing producer net backs
  - Allows customers to fill capacity commitments on interconnecting pipelines
- Strategically located assets adjacent to long-haul pipelines allows for future expansion

2019 Revenue Breakdown by contract profile and tenor


Contract profile
Usage 3%
Other 3%
Acreage dedication 28%
Take-or-Pay 66%


Contract Tenor
Usage 4%
<5 years 6%
>10 years 49%
5–8 years 24%
8–10 years 16%

Systems located in the core regions of the Appalachian Basin


Ohio
Pennsylvania
Pennant
Big Pine
East Washington
Gibraltar
Majorsville
West Virginia

9

UGIES: Increasing Fee-Based Income 2013 Margin1 39% 61% Fee-Based Margin All Other Margin Anticipated pro forma 2023 Margin 19% 81% Fee-Based Margin All Other Margin 1Margin is a non-GAAP measure. Please see appendix for reconciliation. UGI CORPORATION 10

Rebalancing Portfolio Mix Natural Gas expected to be a larger part of earnings composition in future years as 70% of planned Capex is for the Natural Gas businesses Based on current outlook, LPG and Natural Gas will contribute equally to earnings by 2024 2020 Pro Forma Adjusted EPS 1 AmeriGas and CMG 40% 60% 2022 Pro Forma Adjusted EPS1 AmeriGas and CMG 44% 56% 1Adjusted EPS is a non-GAAP measure. Excludes Corporate & Other. UGI CORPORATION 11

Summary Transaction adds stable, visible cash flows underpinned by long-term take-or-pay contracts and acreage dedications with well-capitalized producers who hold some of the best acreage in the Appalachian Basin CMG complements UGI’s existing footprint in north-central and eastern PA and creates a full scale midstream platform with scale that can provide producers with a full suite of midstream services Identified opportunities to invest an additional $300—$500 million over the next 5 years Synergy opportunities for UGI’s downstream businesses created by CMG’s multiple downstream interconnections to interstate pipelines EPS neutral in fiscal year 2020, accretive beginning in fiscal year 2021, excluding transaction-related and integration expenses Transaction will be funded by a combination of new debt at UGIES and UGI Corporation, as well as available liquidity at UGI Corp Expected to close in the fourth quarter of fiscal year 2019, subject to customary regulatory and other closing conditions UGI CORPORATION 12

Q&A

Appendix

UGI Supplemental Footnotes Management uses “Adjusted Earnings per Share” which is a non-GAAP financial measure, when evaluating UGI’s overall performance. For the periods presented, Adjusted Earnings per Share is earnings per share after excluding net after-tax gains and losses on commodity and certain foreign currency derivative instruments not associated with current period transactions (principally comprising changes in unrealized gains and losses on derivative instruments), Finagaz integration expenses, losses associated with extinguishments of debt and the remeasurement impact on net deferred tax liabilities from a change in French corporate income tax rate and U.S. tax reform legislation, and impairment of AmeriGas tradenames and trademarks. Volatility in net income at UGI can occur as a result of gains and losses on commodity and certain foreign currency derivative instruments not associated with current period transactions but included in earnings in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. Management believes that these non-GAAP measures provide meaningful information to investors about UGI’s performance because they eliminate the impact of (1) gains and losses on commodity and certain foreign currency derivative instruments not associated with current-period transactions and (2) other significant discrete items that can affect the comparison of period-over-period results. UGI CORPORATION 15

Midstream & Marketing Total Margin ($ in millions) Year Ended September 30, 2013 2014 2015 2016 2017 2018 Total Revenues $ 1,122.8 $ 1,473.7 $ 1,181.4 $ 876.6 $ 1,121.2 $ 1,421.7 Total Cost of Sales (927.3) (1,149.8) (872.4) (612.2) (856.7) (1,090.8) Net Margin $ 195.5 $ 323.9 $ 309.0 $ 264.4 $ 264.5 $ 330.9 Margin Breakdown: Commodity Marketing $ 57.6 $ 61.9 $ 60.6 $ 45.7 $ 48.8 $ 49.8 Natural Gas Mark eting 46.2 59.4 52.2 39.8 Retail Power Mark eting 11.4 2.5 8.4 5.9 Midstream 74.9 184.9 180.4 161.1 168.0 225.0 Power Generation 31.5 45.5 43.6 34.2 27.9 34.9 HVAC 31.5 31.7 24.4 23.3 19.8 21.2 Net Margin $ 195.6 $ 323.9 $ 309.0 $ 264.4 $ 264.5 $ 330.9 UGI CORPORATION Margin excludes commodity derivative mark-to-market adjustments 16